                Please detach and Mail in the Envelope Provided
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                                 FORM OF PROXY

                             POLYPHASE CORPORATION

   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD 1:00 P.M. May 27, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints James Rudis and Michael F. Buck, or either one of them in the absence of the other, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Polyphase Corporation, a Nevada corporation (the "Company"), to be held on Thursday, May 27, 1999 at the Sheraton Gateway Hotel, Los Angeles Airport, 6101 West Century Blvd., Los Angeles, CA 90045, and at any adjournment or postponement thereof, and to vote all shares of common stock of the Company standing in the name of the undersigned on April 19, 1999, with all of the powers the undersigned would possess if personally present at such meeting.

(IMPORTANT - TO BE SIGNED AND DATED ON THE REVERSE SIDE)

                                                                 ---------------
                                                                 | SEE REVERSE |
                                                                 |     SIDE    |
                                                                 ---------------
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                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                             POLYPHASE CORPORATION


                                  May 27, 1999






                Please Detach and Mail in the Envelope Provided
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[X]  Please mark your
     votes as in this
     example


1. Election of              FOR    WITHHELD   Nominee:  James Rudis          3.  Proposal to file an          FOR   AGAINST  ABSTAIN
   Directors                [_]       [_]               Michael F. Buck          additional listing           [_]     [_]      [_]
   of the                                               George R. Schrader       application with
   Company (see reverse).                               William E. Shatley       the American Stock
                                                                                 Exchange, enabling
                                                                                 the Company to issue
                                                                                 shares of its common
                                                                                 stock in excess of the
                                                                                 restrictive limits set
                                                                                 forth by the American
                                                                                 Stock Exchange Company
                                                                                 Guide Section 713.

FOR all nominees listed at right, except                                     4.  In their discretion, the     FOR   AGAINST  ABSTAIN
authority to vote withheld for the                                               proxies are authorized to    [_]     [_]      [_]
following nominees (if any).                                                     vote upon such other
                                                                                 business as may properly
________________________________________                                         come before the meeting.

2.  Proposal to amend the 1994 Employee       FOR   AGAINST  ABSTAIN         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
    Stock Option Plan to increase the         [_]     [_]      [_]           DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED.  IN
    number of shares of common stock                                         THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR
    authorized and reserved for issuance                                     THE FOUR NOMINEES FOR ELECTION, FOR THE APPROVAL OF
    pursuant to such Plan from 1,000,000                                     PROPOSAL 2 AND PROPOSAL 3 AND AT THE DISCRETION OF THE
    shares to 1,750,000 shares.                                              PROXIES WITH REGARD TO PROPOSAL 4.

                                                                             Copies of the Notice of Meeting and of the Proxy
                                                                             Statement have been received by the undersigned.


SIGNATURE(S)________________________________________________________________________________________   DATE_________________________


NOTE: This proxy should be dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.